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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


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Section 7.3 Indenture                            Distribution Date:      8/15/00

(I)   Amount of the distribution allocable to principal of the Notes
        Class A Principal Payment                                                     0.00
        Class B Principal Payment                                                     0.00
        Class C Principal Payment                                                     0.00
                Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Principal Payment                                                     0.00
        Class B Principal Payment                                                     0.00
        Class C Principal Payment                                                     0.00
                Total

(ii)  Amount of the distribution allocable to the interest on the Notes
        Class A Note Interest Requirement                                     4,717,500.00
        Class B Note Interest Requirement                                       279,708.54
        Class C Note Interest Requirement                                       412,660.45
                Total                                                         5,409,868.99

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Note Interest Requirement                                          5.55000
        Class B Note Interest Requirement                                          5.79167
        Class C Note Interest Requirement                                          6.10309

(iii) Aggregate Outstanding Principal Balance of the Notes
        Class A Note Principal Balance                                         850,000,000
        Class B Note Principal Balance                                          48,295,000
        Class C Note Principal Balance                                          67,615,000

(iv)  Amount on deposit in Owner Trust Spread Account                         9,659,100.00

(v)   Required Owner Trust Spread Account Amount                              9,659,100.00


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                                              By:
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                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President